G01010-14 (2/98)
[GRAPHIC OMITTED]


MARSHALL FUNDS, INC.

Supplement to Combined Prospectus dated October 31, 1997



The following information is a supplement to your combined prospectus dated October 31, 1997. We're providing it to advise you of a change in the time in which purchase and redemption orders must be received with respect to the Marshall Money Market Fund ("Money Market Fund"). Note that this change applies only to institutional accounts (investor accounts opened and maintained through an omnibus account in the name of a broker-dealer or financial institution).



1. Under the section entitled "How To Buy Fund Shares" on pages 14 and 15 of the combined prospectus, please insert "(2:00 p.m. Central Time for institutional accounts)" after each purchase cut-off time reference of 12:00 p.m. (Central
Time) for the Money Market Fund.



2. Under the section entitled "How To Redeem Fund Shares" on pages 16 and 17 of the combined prospectus, please insert "(2:00 p.m. Central Time for institutional accounts)" after each redemption cut-off time reference of 12:00 p.m. (Central Time) for the Money Market Fund.





                                February 27, 1998